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                                                                   EXHIBIT 10(z)


                BAYBANKS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                Fifth Amendment
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     The BayBanks Supplemental Executive Retirement Plan is hereby amended effective as of January 1, 1996, as follows:


     1. The introductory paragraph of subsection 4.1(e)(i) (preceding subsections (A), (B) and (C)) is amended in its entirety to read as follows:

     "(i) If a participant is terminated under circumstances that entitle him to benefits under the BayBanks Severance Benefits Plan (this reference and any other reference herein to the BayBanks Severance Benefits Plan will be deemed to include reference to any other contract or agreement, plan, arrangement or personnel policy or practice that provides severance benefits, separation pay or the like to a participant upon termination of employment or constructive discharge, which contract or agreement, plan, arrangement or personnel policy or practice replaces the BayBanks Severance Benefits Plan for such participant), then:

     2. Subsection 4.1(e)(i)(A) is amended by deleting the words "BayBanks, Inc. Severance Benefits Plan", and by inserting in their place the words "BayBanks Severance Benefits Plan".



                                    THE CORPORATE COMPENSATION COMMITTEE OF
                                    BAYBANKS, INC.

                                    By: /s/ ILENE BEAL (Authorized Signatory)
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                                    Dated: November 27, 1996
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     BayBanks, Inc. hereby consents to the foregoing Fifth Amendment.

                                    BAYBANKS, INC.

                                    By: /s/ ILENE BEAL
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                                    Dated: November 27, 1996
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